                                                                    EXHIBIT 10.9

                         SALOMON BROTHERS REALTY CORP.
                           SEVEN WORLD TRADE CENTER
                           NEW YORK, NEW YORK  10048

                                         November 4, 1996



New Century Mortgage Corporation
4910 Birch Street, #100
Newport Beach, California 92660

Attention: Mr. Brad Morrice
           President & General Counsel

Ladies and Gentlemen:

           This letter agreement confirms the understanding and agreements between New Century Mortgage Corporation ("New Century") and Salomon Brothers Realty Corp. ("Salomon"), under the terms set forth herein, regarding (i) New Century's agreement to offer for sale to Salomon on a right of first refusal basis (with a last look) certain fixed rate and adjustable rate, one-to-four family, first lien mortgages with loan to value ratios less than or equal to 80% (the "Mortgage Loans") on a whole loan basis or to securitize such Mortgage Loans using Salomon Brothers Mortgage Securities VII Inc. and (ii) Salomon's agreement to provide an aggregation line to New Century in connection with certain mortgage loans that are originated by New Century.

           1.   Offer of Mortgage Loans to Salomon Brothers.
                -------------------------------------------

           (a)  In General.  New Century hereby agrees to offer to Salomon on a
                ----------
right of first refusal basis (with a last look) not less than seventy percent of the Mortgage Loans offered for sale by New Century. Prior to the disposition of any such offered Mortgage Loans by New Century to any third party, New Century shall offer to sell the Mortgage Loans to Salomon under the same terms as those of the proposed disposition. In the event that mortgage loans are bid on by a third party on a servicing released basis (and Salomon elects to bid on such Mortgage Loans on a servicing retained basis), in evaluating such third party bid, the value of the servicing shall be deemed to be equal to 1% of the unpaid principal balance. If the offered Mortgage Loans are sold to any party other than Salomon, New Century must provide prompt written confirmation of the sale to Salomon which notice shall include the disposition price.

           The agreement set forth herein shall remain in effect until New Century has offered for sale to Salomon or securitized using Salomon Brothers Mortgage Securities VII Inc. Mortgage Loans with an unpaid principal balance, as of the date of offer to Salomon (or securitization), of not less than $500,000,000, at least $200,000,000 of which shall be offered for sale as whole mortgage loans (28,300,000 of which whole loan commitment has been

New Century Mortgage Corporation
November 4, 1996                                                         Page 2.


satisfied by New Century as of the date hereof) and the remaining Mortgage Loans shall be offered to Salomon as whole mortgage loans or securitized through a program of securitizations (the "Securitizations") of AAA and Aaa-rated mortgage-backed securities (the "Securities") using Salomon Brothers Mortgage Securities VII Inc. pursuant to transactions in which Salomon or an affiliate shall act as the sole underwriter. No Mortgage Loan offered for sale to Salomon which is a Problem Loan (as defined herein) or a Non-Standard Loan (as defined herein) shall be counted toward the commitment provided in this section.

          (b)  Delivery of Mortgage Loans to Salomon.  New Century shall offer
               -------------------------------------
to sell the Mortgage Loans to Salomon in minimum increments of $5 million and not more frequently than twice per month. New Century shall offer the Mortgage Loans to Salomon by submitting to Salomon a preliminary mortgage loan schedule by diskette or via modem, for Salomon's review. The preliminary mortgage loan schedule must be received by Salomon not less than 48 hours prior to bid, must be in a format acceptable to Salomon and shall include all information specified on the form of mortgage loan schedule attached hereto as Exhibit A and any additional information reasonably requested by Salomon to calculate the purchase price for the Mortgage Loans. With respect to each pool of Mortgage Loans offered for sale to Salomon, Salomon shall have the right to exercise its right of first refusal with respect to all Mortgage Loans on a pool-by-pool basis. Notwithstanding the provisions of Section 3 of this Letter Agreement regarding the Aggregation Line, Salomon shall have no obligation to purchase any Mortgage Loan offered for sale hereunder.

          (c)  Purchase Agreement.  The Mortgage Loans to be sold by New Century
               ------------------
in a whole loan format shall be sold to Salomon pursuant to the terms of an agreement (the "Purchase Agreement") to be entered into between New Century and Salomon substantially in the form of the Mortgage Loan Purchase and Servicing Agreement dated as of September 1, 1996 between Salomon and New Century, as supplemented as provided herein. Under the Purchase Agreement, New Century will make standard secondary market corporate representations and warranties as of the date such Purchase Agreement is executed and as of any settlement date for the purchase and sale of any Mortgage Loans pursuant to such Purchase Agreement (each such date, a "Settlement Date") and New Century shall make standard secondary market representations and warranties with respect to each Mortgage Loan as of the Settlement Date on which such Mortgage Loan is sold to Salomon.

          Notwithstanding the provisions of the Purchase Agreement, New Century will be obligated (i) to repurchase any Mortgage Loan as to which a representation and warranty has been breached and is not cured as set forth in the Purchase Agreement and to indemnify Salomon in connection with the breach of any such representation, and (ii) to repurchase any Mortgage Loan with respect to which the related Mortgagor fails to make the first two monthly payments required to be made under the Mortgage Loan. The repurchase price for any such Mortgage Loan shall be equal to (A) the purchase price percentage for the Mortgage Loan paid by Salomon, times the unpaid principal balance of the Mortgage Loan so repurchased; plus (B) accrued interest thereon to the end of the month in which such repurchase occurs. In the event that any Mortgage Loan is prepaid in full by the related mortgagor within sixty days of the

New Century Mortgage Corporation
November 4, 1996                                                         Page 3.


related Settlement Date, New Century shall remit to Salomon within two (2) business days an amount equal to the product of the amount of the prepayment in full times the excess, if any, of the purchase price percentage paid by Salomon over 100%. New Century shall be permitted to retain any prepayment penalties with respect to the Mortgage Loans during the period New Century is servicing the Mortgage Loans.

          The representations and warranties will survive over the life of each Mortgage Loan, notwithstanding any restrictive endorsement on a mortgage note or mortgage assignment, or the extent of any diligence conducted by Salomon or on its behalf. If requested by Salomon within a period of ninety days following the purchase of any Mortgage Loan by Salomon, in connection with the resale by Salomon of such Mortgage Loan pursuant to a whole loan transfer or securitization, New Century will restate the representations and warranties directly to Salomon, a designee of Salomon, the servicer of the Mortgage Loan or any purchaser of the Mortgage Loan from Salomon, and the representations and warranties with respect to such Mortgage Loan and the corporate representations and warranties made by New Century shall be deemed to be remade by New Century as of the date of such restatement.

          New Century agrees to cooperate and use its best efforts to (i) take such actions as are reasonably required by Salomon in connection with each resale or securitization of the Mortgage Loans by Salomon and (ii) assist in the preparation by Salomon of any related prospectus, private placement memorandum or other document containing information with respect to New Century or one or more of such Mortgage Loans, including any document used in connection with the sale or securitization of a Mortgage Loan.

          (d) Servicing of the Mortgage Loans.  Unless otherwise agreed to
              -------------------------------
between Salomon and New Century, New Century shall service the Mortgage Loans through Advanta Mortgage USA, or such other sub-servicer which Salomon has accepted in writing, as the sub-servicer (the "Sub-Servicer"). The Mortgage Loans shall be serviced pursuant to the terms of the Purchase Agreement. New Century or the Sub-Servicer shall remit payments of principal and interest to Salomon on the 25th day of each month beginning with the month after the Settlement Date (or, if the Mortgage Loans are acting as collateral for a securitization, the remittance date shall be a date prior to the 25th day of each month to permit remittances to the related certificateholders on the 25th day of each month), shall enforce "due-on-sale" provisions to the extent permitted by law, shall administer all escrow/impound deposits, shall pay compensating interest on principal prepayments in any month up to the amount of its servicing compensation in such month, and shall make all servicing advances on any Mortgage Loan (including advances of delinquent principal and interest payments) on the Mortgage Loans. New Century or the Sub-Servicer shall be required to make advances in respect of delinquent payments of principal and interest on the Mortgage Loans through foreclosure and in connection with any properties acquired by the related trustee in any securitization transaction through liquidation of such properties, subject to New Century's or the Sub-Servicer's determination regarding recoverability. The Mortgage Loans shall be serviced for a servicing fee equal to .50% per annum payable monthly on the then-outstanding principal balance of each Mortgage

New Century Mortgage Corporation
November 4, 1996                                                         Page 4.


Loan (the "Servicing Fee"). Any fee payable to the Sub-Servicer shall be paid by New Century without any right of reimbursement by Salomon.

          (e) Conditions Precedent to Mortgage Loan Purchases.  Salomon's
              -----------------------------------------------
obligation to purchase any Mortgage Loans which it accepts for purchase hereunder shall be subject to each of the following conditions:

               (i) there shall have been delivered to Salomon a Trust Receipt issued by First Bank National Association with a mortgage loan schedule attached thereto;

               (ii) each Mortgage Loan must be current as of the Settlement Date and shall not have been more than thirty days delinquent (one payment missed) in the twelve month period preceding the related Settlement Date;

               (iii) Salomon shall have had an opportunity to perform a due diligence review of each Mortgage Loan and shall have arranged for reappraisals of value with respect to each Mortgage Loan if desired by Salomon; and

               (iv) New Century shall have provided to Salomon such other documents which are then required to have been delivered under the Purchase Agreement or which are reasonably requested by Salomon, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by Salomon, and/or an officers' or secretary's certificate from Salomon.

          2.   Securitizations.
               ---------------

          (a)  In General.  As noted above, New Century shall have the option
               ----------
to meet its commitment to Salomon with respect to not more than $300,000,000 in Mortgage Loans using Salomon Brothers Mortgage Securities VII Inc. pursuant to transactions in which Salomon or an affiliate shall act as the sole underwriter. In connection with any such offering, New Century shall appoint Salomon as New Century's exclusive underwriter of New Century's mortgage loan securitization transactions. New Century will pay to Salomon promptly upon the closing of each Securitization an underwriting discount equal to the product of (i) the applicable Underwriting Fee Percentage (as defined herein) multiplied by (ii) the aggregate unpaid principal balance of the Mortgage Loans subject to such Securitization (the "Underwriting Fee"). The "Underwriting Fee Percentage" with respect to each Securitization shall be three-eighths of one percent (0.375%) for Securitizations of the first $150 million, and one-fourth of one percent (0.25%) for Securitizations of the remaining $150 million.

New Century Mortgage Corporation
November 4, 1996                                                         Page 5.


          (b) Expenses.  New Century shall pay all reasonable costs and expenses
              --------
arising from the preparation for and execution of the Securitizations, including but not limited to, the fees and disbursements of legal counsel (including investor's counsel in any private placement, if retained), rating agency fees, credit enhancement fees, SEC registration fees (or equivalent ratable fees of a Salomon affiliate in lieu thereof if such affiliate's shelf registration is utilized), auditors' fees, due diligence expenses (other than Salomon's), costs of preparing and printing any offering documents and trustee fees, etc. Salomon shall be responsible for the fees and disbursements of its own legal counsel and any due diligence expenses incurred by Salomon. It is understood and agreed that New Century may require that the parties incurring or charging such costs and expenses to agree in advance that they are payable or reimbursable by New Century only to a specified reasonable extent or cap.

          (c)  Information.  New Century will furnish Salomon with all financial
               -----------
and other information concerning New Century as Salomon deems reasonably appropriate in connection with the performance of the services contemplated by this letter and in that connection will provide Salomon with reasonable access during normal business hours to New Century's officers, directors, employees, accountants, and other representatives. New Century acknowledges and confirms that Salomon (i) will rely on such information in the performance of the services contemplated by this letter without independently investigating or verifying any of it and (ii) assumes no responsibility for the accuracy or completeness of such information.

          (d) Offering Documents.  In connection with each Securitization, New
              ------------------
Century will be solely responsible for the contents of any private placement memorandum, prospectus supplement or other offering document used in connection with the placement of the Securities (as such documents may be amended or supplemented and including any information incorporated therein by reference, the "Offering Document") and any and all other written communications provided by, or authorized to be provided on behalf of, New Century to any actual or prospective purchaser of the Securities except to the extent such contents of the Offering Document are provided by Salomon in writing expressly for use in the Offering Document and provided that any statistical, tabular or similar information, including computer runs, initially prepared by or on behalf of Salomon (but as to which Salomon is not taking responsibility in the Offering Document) shall have been verified by New Century's independent public accountants. New Century shall represent and warrant that the Offering Document and such other written communications will not, as of the date of the offer or sale of the Securities or the closing date of any such sale, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such representation and warranty will not cover information provided in writing by Salomon for use specifically in such Offering Document. New Century shall authorize Salomon to provide the Offering Document to prospective purchasers of the Securities. If at any time prior to the completion of the offer and sale of the Securities an event occurs as a result of which the Offering Document (as then supplemented or amended) would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements

New Century Mortgage Corporation
November 4, 1996                                                         Page 6.


therein, in light of the circumstances under which they were made, not misleading, New Century will promptly notify Salomon of such event and Salomon will suspend solicitations of prospective purchasers of the Securities until such time as New Century shall prepare (and New Century agrees that, if it shall have notified Salomon to suspend solicitations after orders have been accepted from prospective purchasers, it will promptly prepare) a supplement or amendment to the Offering Document which corrects such statement or omission.

          (e)  Indemnification.  New Century agrees to indemnify and hold
               ---------------
harmless Salomon and each person who controls Salomon within the meaning of either the Securities Act of 1933, as amended (the "Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, suffered or incurred which arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or in any revision or amendment thereof or supplement thereof or arise out of or are based upon the omission or alleged omission to state in the Offering Document or in any revision or amendment thereof or supplement thereto a material fact required to be stated therein or the omission or alleged omission to state a material fact in any Offering Document or in any revision or amendment thereof or supplement thereto necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however that New Century
                                          --------  -------
shall not be liable to Salomon or any person who controls Salomon to the extent that any misstatement or alleged misstatement or omission or alleged omission was made in reliance upon and in conformity with the information provided in writing to New Century by Salomon specifically for inclusion in the Offering Document. This indemnity agreement will be in addition to any liability which New Century may otherwise have.

          In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2(e) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the parties entitled to indemnification thereunder shall be entitled to contribution for the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which it or they may be subject, except that no person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, consideration shall be given to the relative benefits and also the relative fault of the party in connection with the statements or omissions that resulted in losses, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and/or prevent the breach, and any other equitable considerations appropriate under the circumstances. For purposes of this Section 2(e), each person who controls Salomon within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as Salomon. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim

New Century Mortgage Corporation
November 4, 1996                                                         Page 7.

for contribution may be made against New Century under this paragraph (e), notify New Century, but the omission to so notify New Century shall not relieve New Century from any other obligation it may have hereunder or otherwise than under this paragraph (e).

          (f) All financial data and other documentation prepared by Salomon in connection with the transactions contemplated hereby (including, without limitation, any computer models, cash flow analyses, and any documentation prepared by counsel for Salomon) shall be proprietary to Salomon. Except as otherwise required by law, neither New Century, any New Century affiliate, nor any person acting on behalf of any of them (including, without limitation, counsel and the independent accountants to New Century) shall disseminate, distribute, or otherwise make available such data or documentation without Salomon's prior written consent (other than New Century making such data available to any New Century affiliate, its counsel or its independent accountants, in each case on a need-to-know basis).

          This Section 2 shall survive the termination of this Letter Agreement.

          3.   Aggregation Line.
               ----------------

          (a)  In General.  In addition to the rights provided to Salomon
               ----------
pursuant to Sections 1 and 2 of this Letter Agreement, Salomon shall make available to New Century an aggregation line (the "Aggregation Line") pursuant to which Salomon shall simultaneously purchase from, and sign a forward commitment to resell to, New Century Mortgage Loans that are deemed acceptable for such Aggregation Line as set forth below. It is understood and agreed that in connection with the resale of the Mortgage Loans by Salomon to New Century pursuant to the prior sentence, Salomon shall not make any representations and warranties regarding the Mortgage Loans and the Mortgage Loans will not be subject to due diligence review by New Century. The Aggregation Line shall be more fully documented pursuant to the Mortgage Loan Purchase and Sale Agreement (the "Purchase and Sale Agreement") to be entered into between New Century and Salomon. The purchase price (the "Purchase Price") for any such adjustable rate Mortgage Loan shall be equal to the lesser of (i) 105% of the unpaid principal balance of the Mortgage Loan or (ii) a price determined as described on the model attached hereto as Exhibit B (the "Model"). The Purchase Price for any such fixed rate Mortgage Loan shall be a price determined by Salomon in its sole discretion. The Model may be revised from time to time by Salomon to conform to changes in market conditions, the secondary market or the requirements of any rating agency or provider of credit enhancement.

          The Purchase Price with respect to each Mortgage Loan which conforms to the Underwriting Standards of New Century which were most recently reviewed and approved by Salomon and which is not a Problem Mortgage Loan or a Non-Standard Mortgage Loan (a "Standard Mortgage Loan") shall be equal to at least 103% of the unpaid principal balance of the Mortgage Loan, or if such Purchase Price is less than 103% of the unpaid principal balance of such Mortgage Loan, upon notice by Salomon to New Century and First Bank National Association ("First Bank"), then the Purchase Price shall instead be equal to the market value of such Mortgage Loan, as determined by Salomon in its sole discretion. The Purchase Price

New Century Mortgage Corporation
November 4, 1996                                                         Page 8.


with respect to each Non-Standard Loan shall be equal to at least 100% of such unpaid principal balance of the Non-Standard Loan, or if such Purchase Price is less than 100% of the unpaid principal balance of such Non-Standard Loan, upon notice by Salomon to New Century and First Bank, then the Purchase Price shall instead be equal to the market value of such Non-Standard Loan, as determined by Salomon in its sole discretion.

          The repurchase price shall reflect the agreed upon return to Salomon for providing the Aggregation Line (the "Aggregation Cost"). With respect to any Mortgage Loan which is a Standard Mortgage Loan, the Aggregation Cost shall equal One Month LIBOR plus 1.25%. With respect to any Problem Loan or Non-Standard Loan, or in the event that New Century sells any Mortgage Loan which is subject to the Aggregation Line to a party other than Salomon, the Aggregation Cost shall equal One Month LIBOR plus 2.50%. In the event that a Mortgage Loan is sold to any third party other than Salomon, the Mortgage Loan shall be subject to the foregoing increased rate from the first day of the month the commitment is entered into with such third party until the date of such sale. New Century shall retain principal and interest on any Mortgage Loans subject to the Aggregation Line.

          The Aggregation Line, inclusive of any Problem Loans and Non-Standard Loans, at any one time shall be limited to $175 million in amount of Mortgage Loans and shall have a term of one month.

          Salomon shall provide not less than twenty eight days' prior notice to New Century and First Bank (or such other warehouse lender as directed by New Century) in the event that Salomon elects to not renew the Aggregation Line for any month.

          (b)  Problem Loans.  Salomon, in its sole discretion, may determine
               -------------
that a Mortgage Loan is (x) of insufficient quality to be financed or purchased,
(y) missing documentation or other information and such problem is not cured by New Century in sixty days or (z) a loan which is delinquent at the time of financing by Salomon, which becomes delinquent during such financing by Salomon or was more than thirty days delinquent on one or more occasions in the prior twelve months (each such Mortgage Loan, a "Problem Loan"). Problem Loans shall be subject to the following qualifications with respect to the Aggregation Line:

               (i) the maximum Aggregation Line with respect to Problem Loans shall equal $10 million as of any trade date on which there was formal notification of a trade by a confirmation letter or trade ticket; and

               (ii) the Purchase Price shall be equal to (A) for the first ninety-day period after purchase, 80% of the unpaid principal balance of the Problem Loan as of the date of purchase and (B) thereafter, 80% of the unpaid principal balance of the Problem Loan, minus 20% of the unpaid principal balance of such Problem Loan for each additional month after the initial ninety-day period.

New Century Mortgage Corporation
November 4, 1996                                                         Page 9.

In the event that Salomon determines in its sole discretion that any Problem Loan has ceased to be a Problem Loan, such Mortgage Loan shall be treated as a Standard Loan or a Non-Standard Loan, as the case may be, as of the first day of the month following such determination.

          (c)  Non-Standard Loans.  "Non Standard Loans" are defined as any
               ------------------
Mortgage Loan (x) with an unpaid principal balance in excess of $500,000; (y) that is a second lien or (z) that has a loan-to-value ratio in excess of 80.00%. Non-Standard Loans shall be subject to the following qualifications with respect to the Aggregation Line:

               (i) the maximum Aggregation Line with respect to Non-Standard Loans shall equal $10 million as of any trade date on which there was formal notification of a trade by a confirmation letter or trade ticket; and

               (ii) the Purchase Price for the first sixty days shall be par and thereafter, the Purchase Price shall be calculated pursuant to Section 3(b)(ii) above.

          (d)  Mortgage Loan Schedule. No Mortgage Loan shall be included in the
               -----------------------
Aggregation Line unless New Century shall have delivered to Salomon at least 72 hours prior to such inclusion, a magnetic tape, in a format acceptable to Salomon, consisting of the loan characteristics agreed upon by Salomon and New Century with respect to each Mortgage Loan.

          (e)  Marketing of Mortgage Loans. Salomon may market the Problem Loans
               ---------------------------
and Non-Standard Mortgage Loans on New Century's behalf for a purchase price acceptable to New Century and shall provide New Century with a copy of a trade ticket or letter of intent with respect to any commitment to sell such Mortgage Loans. New Century must advise Salomon within sixty days after inclusion of each Mortgage Loan in the Aggregation Line of the course of action it intends to take with respect to such Mortgage Loan (i.e., securitization, whole loan sale, etc.).

          4.   Financing of Residual Bonds.  Salomon shall provide financing for
               ---------------------------
the residual bonds (the "Residual Bonds") created by the asset-backed structure on any New Century securitizations which Salomon has acted as the sole underwriter pursuant to this Letter Agreement. Such financing shall be performed at a rate equal to 75% of the present value of the Residual Bonds, as determined by the Model attached hereto as Exhibit B. The Residual Bonds shall be financed by Salomon at a financing fee equal to One Month LIBOR plus 1.50% and will be subject to standard provisions of the PSA master repurchase agreement. In addition, at the option of New Century, Salomon may, but is not obligated to, provide the financing of Residual Bonds created by asset-backed structures on securitizations for which Salomon is not acting as sole underwriter.

          5.   Termination
               -----------

New Century Mortgage Corporation
November 4, 1996                                                        Page 10.


          (a) New Century shall have the right to terminate its obligations hereunder upon (i) any material default by Salomon of its obligations under this Letter Agreement which is not cured within 30 days following written notice of such default to Salomon by New Century or (ii) the payment by New Century to Salomon of a termination fee equal to 0.25% times the unfulfilled volume commitment hereunder.

          (b) Salomon shall have the right to terminate this Letter Agreement upon the occurrence of any of the following events (each, a "Termination Event"):

               (i) the judgment by Salomon in good faith that a material adverse change has occurred with respect to the business, properties, assets or condition (financial or otherwise) of New Century;

               (ii) Salomon shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of New Century and such information and/or responses shall not have been provided within three business days of such request;

               (iii) Either (A) a change in control of New Century shall have occurred other than in connection with and as a result of the issuance and sale by New Century of registered, publicly offered common stock; or (B) Salomon determines in its sole discretion that any material adverse change has occurred in the management of New Century;

               (iv) There is (A) a material breach by New Century of any representation and warranty contained in the Purchase Agreement or the Purchase and Sale Agreement, other than a representation or warranty relating to particular Mortgage Loans, and Salomon has reason to believe in good faith either that such breach is not curable within 30 days or that such breach may not have been cured in all material respects at the expiration of 30 days following discovery thereof by New Century or (B) a failure by New Century to
                                             --
                      make any payment payable by it under the Purchase Agreement or the Purchase and Sale Agreement or (C) any
                                                                   --
                      other failure by New Century to observe and perform in any material respect its material covenants, agreements and obligations with Salomon, including without limitation those contained in the Purchase Agreement or the Purchase and Sale Agreement, and Salomon has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of 30 days following discovery thereof by New Century;

New Century Mortgage Corporation
November 4, 1996                                                        Page 11.


               (v) There shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial markets is such as to make it, in the judgment of Salomon, impracticable to continue the commitment; or

               (vi) New Century fails to provide written notification to Salomon of any change in its loan origination, acquisition or appraisal guidelines or practices, or New Century, without the prior consent of Salomon (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices;

provided, that Salomon shall have the right to dispose of any collateral held by Salomon pursuant to this Letter Agreement or pursuant to the Residual Facility in order to remedy any default based upon a Termination Event occurring hereunder or under the Residual Facility.

     (c) This Letter Agreement shall terminate upon satisfaction of the $500,000,000 commitment; provided that the Residual Financing provided for in
Section 4 shall continue under its terms.

          Notwithstanding any other provision of this Section 5, any grace or notice period provided herein in respect of a notice to be given or action to be taken by Salomon may be shortened or eliminated by Salomon if, in its sole good faith discretion, it is unreasonable to do so under the circumstances, taking into consideration, among other things, the volatility of the market for the Mortgage Loans or other Securities involved, the extent and nature of any Termination Event (or events which with the giving of such notice and passage of time would constitute Termination Events) and the risks inherent in deferring the exercise of remedies for the otherwise applicable grace or notice period.

          6.   General Provisions.
               ------------------

          (a)  Salomon's Discretion.  It is understood that Salomon shall have
              --------------------
absolute discretion in determining whether to accept or reject any proposed offer or proposal to purchase any Mortgage Loan or securitize any Mortgage Loan. Notwithstanding the foregoing, however, subject to New Century's representations, warranties and covenants as set forth herein and in any related agreements, all Standard Mortgage Loans, Non-Standard Mortgage Loans and Problem Mortgage Loans originated by New Century in accordance with the underwriting standards of New Century which were most recently approved by Salomon shall be eligible for financing under the Aggregation Line in accordance with the terms hereof. It is further understood that Salomon shall have absolute discretion in determining whether any Mortgage Loan is a Standard Mortgage Loan, Non-Standard Loan or Problem Loan.

New Century Mortgage Corporation
November 4, 1996                                                        Page 12.

          (b) Governing Law.  This Letter Agreement shall be governed by and
              -------------
construed in accordance with the laws of the State of New York (without regard to its conflicts of laws principles).

          (c) Amendment or Waiver.  This Letter Agreement may not be amended or
              -------------------
modified except in writing signed by each of the parties hereto.

          (d) Counterparts.  This Letter Agreement may be executed
              ------------
simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          (e) Severability Clause.  Any part, provision, representation or
              -------------------
warranty of this Letter Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Letter Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Letter Agreement shall deprive any party of the economic benefit intended to be conferred by this Letter Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Letter Agreement without regard to such invalidity.

          (f) No Partnership.  Nothing herein contained shall be deemed or
              --------------
construed to create a co-partnership or joint venture between the parties hereto.

          (g) Further Agreements.  New Century and Salomon each agree to execute
              ------------------
and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Letter Agreement.

          Please confirm that the foregoing is in accordance with your understanding by signing this letter of agreement and two enclosed copies and returning to us the enclosed copies. The letter signed by you shall constitute a binding agreement between us as of the date first above written.

                                    Yours sincerely,

                                    SALOMON BROTHERS REALTY CORP.


                                    By:   /s/ Brad Rose
                                        ------------------------------
                                    Name:     Brad Rose
                                          ----------------------------
                                    Title:   Vice President
                                           ---------------------------


ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

NEW CENTURY MORTGAGE CORPORATION

By:   /s/  Brad A. Morrice
    ---------------------------
Name:   Brad A. Morrice
      -------------------------
Title:  Chief Executive Officer
       ------------------------

New Century Mortgage Corporation
November 4, 1996                                                       Page 14.

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

New Century Mortgage Corporation
November 4, 1996                                                       Page 15.

                                   EXHIBIT B

                                 PRICING MODEL



     New Century and Salomon have previously agreed on a valuation model to be used in financing Residual Bonds and determining the Purchase Price for purposes of adding Mortgage Loans to the Aggregation Line. The inputs for the Model are generally as follows: the servicing fee; the trustee fee; an insurer wrap fee; a prepayment rate based on CPR; an annual default rate and a loss severity percentage on liquidations of the defaulted loans (beginning in month one); pricing on the senior bond and a coupon thereon as determined by Salomon; and a discount rate of based on the initial overcollateralization determined by either Salomon or the rating agencies and the bond insurer.

     For purposes of the Aggregation Line it is assumed that each pool of Mortgage Loans is used as collateral for a securitization utilizing the Asset-Backed Structure (i.e., Cash flow generated by the Mortgage Loans not required to pay senior bond debt service is used to fast pay senior bond principal until the target level of overcollateralization is met. Once such target is met, subject to certain tests, excess cash will be paid to the residual security). The price calculated by the Model will be decreased by Securitization issuance expenses and by an additional 0.50% price haircut.

Salomon Brothers Inc
01/22/97  /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd  Page 1

------------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER  |              NAME                   |CURRENT RATE     |ORIG  DT    | APPRAISAL AMT  | PRPTY    |2ndCD   |DELNQ1     |
| BRANCH/INV |          STREET  ADDRESS            | CURRENT P&I     | 1STPMTDT   |   SALES PRICE  |  OCCUP   | BALLN  | DELNQ2    |
| DOCUMENT   |      CITY, STATE,  ZIP, COUNTY      | ORIG BALANCE    | MAT   DT   |    ORIG LTV    |  LPURP   | PARTF  | #30+YR    |
|   POOL     |           SeniorLienAmt             | CURR BALANCE    | PAIDTODT   |    CURR LTV    |  LTYPE   | PART%  | FORECL    |
| GroupName  | Prod Type /        /                | PMT PER/RTERM   | ORIG TRM   |    PMI CODE    |  #UNIT   | CNVT   | SVSFEE    |
|==================================================================================================================================|
                                                                                                                                   |
|0000002220 |  CLINCH                             |       12.250%   |        /  /|       78,000.00|   One    |    1   |            |
|           |  8596 EDDY STREET, HANFORD, CA  9   |         653.89  |      12/96 |            0.00|     P    |        |            |
|   2       |              ,  CA,  93230,         |      62,400.00  |      11/26 |      080.00%   |     Re   |        |            |
|           |  00000000000                        |      62,400.00  |        /  /|            %   |   2      |        |            |
|           |  30FIX     /          /             |       /         |        360 |                |          |    N   |            |
|-----------+-------------------------------------+-----------------+------------+----------------+----------+--------+------------+
|000002416  | BUSTAMANTE                          |       09.250%   |        /  /|     165,000.00 |  One     |    1   |            |
|           | 1433 WEST DELHAVEN STREET, WEST     |       1,018.07  |      12/96 |           0.00 |    P     |        |            |
|   1       |             ,  CA,  91790,          |     123,750.00  |      11/26 |     075.00%    |    Re    |        |            |
|           | 00000000000                         |     123,750.00  |        /  /|           %    |  1       |        |            |
|           | 30FIX      /          /             |       /         |        360 |                |          |    N   |            |
|-----------+-------------------------------------+-----------------+------------+----------------+----------+--------+------------+
|0000002942 | STARR                               |       09.750%   |        /  /|     139,000.00 |  One     |    1   |            |
|           | 2969 MORCOM AVENUE, OAKLAND, CA     |         816.20  |      12/96 |           0.00 |    P     |        |            |
|   3       |               ,  CA,  94619,        |      95,000.00  |      11/26 |     068.35%    |    Re    |        |            |
|           | 00000000000                         |      95,000.00  |        /  /|           %    |  1       |        |            |
|           | 30FIX     /           /             |       /         |        360 |                |          |    N   |            |
|-----------+-------------------------------------+-----------------+------------+----------------+----------+--------+------------+
|0000003540 | HUMPHREY                            |       10.950%   |        /  /|      71,000.00 |  One     |    1   |            |
|           | 901 WELDON AVENUE, COLUMBUS, OH     |         572.45  |      12/96 |           0.00 |    P     |        |            |
|   1       |             ,  OH,  43224,          |      60,350.00  |      11/26 |     085.00%    |    Re    |        |            |
|           | 00000000000                         |      60,350.00  |        /  /|           %    |  2       |        |            |
|           | 30LIB6M   /           /             |       /         |        360 |                |          |    N   |            |
|-----------+-------------------------------------+-----------------+------------+----------------+----------+--------+------------+
|0000003617 | SCAMBLER                            |       09.950%   |        /  /|     110,000.00 |  One     |    1   |            |
|           | 434 CAPPELLA DRIVE, DIAMOND SPRI    |         769.02  |      12/96 |           0.00 |    P     |        |            |
|   1       |              ,  CA,  95619,         |      88,000.00  |      11/26 |     080.00%    |    Re    |        |            |
|           | 00000000000                         |      88,000.00  |        /  /|           %    |  1       |        |            |
|           | 30LIB6M   /          /              |       /         |        360 |                |          |    N   |            |
|-----------+-------------------------------------+-----------------+------------+----------------+----------+--------+------------+
|0000003887 | FILING                              |       09.000%   |        /  /|      85,000.00 |  One     |    1   |            |
-----------------------------------------------------------------
|LN NUMBER  |      MARGIN     | i CHG      |PLAN  |  O  RATE   |
|BRANCH/INV |      PERCAP     | p CHG      |INDX  |  O  P&I    |
|DOCUMENT   |      LFECAP     | iCHDT      |ADJC  |  O INDEX   |
|  POOL     |      LFE FL     | pCHDT      |NGAM  |  NEGAM %   |
|GroupName  |      PAYCAP     | 1stDT      |RNDC  |  RND FTR   |
|==============================================================|
                                                  |
|0000002220 |      00.000     |   00       |      |  12.250%   |
|           |       1.500     |   00       |      |      0.0   |
|    2      |      07.000     | 00/00      |      |        %   |
|           |      000000     | 00/00      |      |        %   |
|           |                 | 00/00      |      |            |
|-----------+-----------------+------------+-------------------|
|00000025416|      00.000     |   00       |      |  09.250%   |
|           |       1.500     |   00       |      |      0.0   |
|   1       |      07.000     | 00/00      |      |        %   |
|           |      000000     | 00/00      |      |        %   |
|           |                 | 00/00      |      |            |
|-----------+-----------------+------------+-------------------|
|0000002942 |      00.000     |   00       |      |  09.750%   |
|           |       1.500     |   00       |      |      0.0   |
|    3      |      07.000     | 00/00      |      |        %   |
|           |      000000     | 00/00      |      |        %   |
|           |                 | 00/00      |      |            |
|-----------+-----------------+------------+-------------------|
|0000003540 |      07.500     |   06       |      |  10.950%   |
|           |       1.500     |   06       |      |      0.0   |
|   1       |      07.000     | 00/00      |      |        %   |
|           |      000000     | 00/00      |      |        %   |
|           |                 | 00/00      |      |            |
|-----------+-----------------+------------+-------------------|
|0000003617 |      06.950     |   06       |      |  09.950%   |
|           |       1.500     |   06       |      |      0.0   |
|   1       |      07.000     | 00/00      |      |        %   |
|           |      000000     | 00/00      |      |        %   |
|           |                 | 00/00      |      |            |
|-----------+-----------------+------------+-------------------|
|0000003887 |      06.250     |   06       |      |  09.000%   |

|            |4600 MAX ROAD, N CANTON, OH 447|              512.95     |   12/96    |      0.00  |     P    |          |           |
|   3        |         ,  OH,  44720,        |           63,750.00     |   11/26    |  075.00%   |     Re   |          |           |
|            |00000000000                    |           63,750.00     |     /  /   |        %   |   1      |          |           |
|            |30LIB26M  /          /         |            /            |     360    |            |          |     N    |           |
|------------+-------------------------------+-------------------------+------------+------------+----------+----------+-----------+
|0000004239  |JONES                          |            12.600%      |     /  /   |   32,000.00|   One    |     1    |           |
|            |621 S.MAFFIT STREET, DECATUR, I|              247.81     |   12/96    |        0.00|     P    |          |           |
|   3        |         ,  IL,  62521,        |           20,000.00     |   11/11    |  062.50%   |     Re   |          |           |
|            |00000000000                    |           20,000.00     |     /  /   |        %   |   2      |          |           |
|            |15FIX     /          /         |            /            |     180    |            |          |     N    |           |
|------------+-------------------------------+-------------------------+------------+------------+----------+----------+-----------+
|0000004466  |LEDESMA                        |            06.950%      |     /  /   |  227,000.00|   One    |     1    |           |
|            |2210 VENTURA PLACE, SANTA CLARA|              635.47     |   12/96    |        0.00|     P    |          |           |
|   3        |         ,  CA,  95051,        |           96,000.00     |   11/26    |  042.29%   |     Re   |          |           |
|            |00000000000                    |           96,000.00     |     /  /   |        %   |   2      |          |           |
|            |30LIB6M   /          /         |            /            |     360    |            |          |     N    |           |
|------------+-------------------------------+-------------------------+------------+------------+----------+----------+-----------+
|            |         1.500   |     06   |       |         0.00  |
|   3        |        07.000   |   00/00  |       |           %   |
|            |        000000   |   00/00  |       |           %   |
|            |                 |   00/00  |       |               |
|------------+-----------------+----------+-------+---------------+
|0000004239  |        00.000   |     00   |       |     12.600%   |
|            |         1.500   |     00   |       |         0.00  |
|   3        |        07.000   |   00/00  |       |           %   |
|            |        000000   |   00/00  |       |           %   |
|            |                 |   00/00  |       |               |
|------------+-----------------+----------+-------+---------------+
|0000004466  |        07.950   |    06    |       |     06.950%   |
|            |         1.500   |    06    |       |         0.00  |
|   3        |        07.000   |  00/00   |       |           %   |
|            |        000000   |  00/00   |       |           %   |
|            |                 |  00/00   |       |               |
|------------+-----------------+----------+-------+---------------+

Salomon Brothers Inc
01/22/97    /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd     Page 2

-------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |                   NAME                 | CURRENT RATE  | ORIG  DT | APPRAISAL AMT|  PRPTY   |2ndCD |DELNQ1|
| BRANCH/INV|             STREET ADDRESS             | CURRENT P&I   | 1STPMTDT |  SALES PRICE |  OCCUP   |BALLN |DELNQ2|
| DOCUMENTS |         CITY, STATE, ZIP, COUNTY       | ORIG BALANCE  | MAT   DT |   ORIG LTV   |  LPURP   |PARTF |#30+YR|
|   POOL                   SeniorLienAmt             | CURR BALANCE  | PAIDTODT |   CURR LTV   |  LTYPE   |PART% |FORECL|
| GroupName | Prod Type    /          /              | PMT PER/RTERM | ORIG TRM |   PMI CODE   |  #UNIT   |CNVT  |SVSFEE|
|===========|======================================= |===============|==========|============= |========= |======|======|
|0000004488 | ARMSTRONG                              |      11.850%  |   /  /   |   155,000.00 |  One     |  1   |      |
|           | 3004 CHARLES STREET, MELROSE PAR       |      1,261.19 | 12/96    |         0.00 |    P     |      |      |
|    1      |            ,   IL,  60164,             |    124,000.00 | 11/26    |   080.00%    |    Re    |      |      |
|           | 00000000000                            |    124,000.00 |   /  /   |         %    |  2       |      |      |
|           | 30LIB6M      /          /              |     /         |   360    |              |          |  N   |      |
|-----------+----------------------------------------+---------------+----------+--------------+----------+------+------+
|0000004550 |DILLARD                                 |      11.250%  |   /  /   |   270,000.00 |  2-4 U   |  1   |      |
|           |4319-4321 1/2  8TH AVENUE, LOS A        |      1,835.69 | 12/96    |         0.00 |    P     |      |      |
|    3      |            ,   CA,  90008,             |    189,000.00 | 11/26    |   070.00%    |    Re    |      |      |
|           |00000000000                             |    189,000.00 |   /  /   |         %    |  2       |      |      |
|           |30FIX         /          /              |     /         |   360    |              |          |  N   |      |
|-----------+----------------------------------------+---------------+----------+--------------+----------+------+------+
|0000004560 |SOLOMON                                 |      08.550%  |   /  /   |   375,000.00 |  One     |  1   |      |
|           |1206 LYNN TERRACE, HIGHLAND PARK        |      2,201.52 | 12/96    |         0.00 |    P     |      |      |
|    3      |            ,   IL,  60035,             |    285,000.00 | 11/26    |   076.00%    |    Re    |      |      |
|           |00000000000                             |    285,000.00 |   /  /   |         %    |  1       |      |      |
|           |30LIB6M       /          /              |     /         |   360    |              |          |  N   |      |
|-----------+----------------------------------------+---------------+----------+--------------+----------+------+------+
|0000004575 |ANTHONY                                 |      09.500%  |   /  /   |    90,000.00 |  One     |  1   |      |
|           |1623 N. LOREL , CHICAGO, IL 60          |        605.42 | 12/96    |         0.00 |    P     |      |      |
|    1      |            ,   IL,  60639,             |     72,000.00 | 11/26    |   080.00%    |    Re    |      |      |
|           |00000000000                             |     72,000.00 |   /  /   |         %    |  1       |      |      |
|           |30LIB26M      /          /              |     /         |   360    |              |          |  N   |      |
|-----------+----------------------------------------+---------------+----------+--------------+----------+------+------+
|0000004578 |SHUBLAQ                                 |      07.550%  |   /  /   |   140,000.00 |  One     |  1   |      |
|           |8701 S. 85TH STREET, HICKORY HILL       |        733.56 | 12/96    |   137,000.00 |    P     |      |      |
|    3      |            ,   IL,  60457,             |    104,400.00 | 11/26    |   074.57%    |    Pu    |      |      |
|           |00000000000                             |    104,400.00 |   /  /   |         %    |          |      |      |
|           |30LIB6M       /          /              |     /         |   360    |              |          |  N   |      |
|-----------+----------------------------------------+---------------+----------+--------------+----------+------+------+
|0000004611 |GENUNG                                  |      09.950%  |   /  /   |   130,000.00 |  Condo   |  1   |      |
------------------------------------------------
| LN NUMBER  | MARGIN | i CHG | PLAN | O RATE  |
| BRANCH/INV | PERCAP | p CHG | INDX | O P&I
| DOCUMENTS  | LFECAP | iCHDT | ADJC | O INDEX |
|   POOL     | LFE FL | pCHDT | NGAM | NEGAM % |
| GroupName  | PAYCAP | 1stDT | RNDC | RND FTR |
|============| ====== |====== |======|======== |
|0000004488  | 07.950 |   06  |      |11.850%  |
|            |  1.500 |   06  |      |    0.00 |
|    1       | 07.000 | 00/00 |      |      %  |
|            | 000000 | 00/00 |      |      %  |
|            |        | 00/00 |      |         |
|------------+--------+-------+------+---------|
|0000004550  | 00.000 |   00  |      |11.250%  |
|            |  1.500 |   00  |      |    0.00 |
|    3       | 07.000 | 00/00 |      |      %  |
|            | 000000 | 00/00 |      |      %  |
|            |        | 00/00 |      |         |
|------------+--------+-------+------+---------|
|0000004560  | 07.550 |  06   |      |08.550%  |
|            |  1.500 |  06   |      |    0.00 |
|    3       | 07.000 | 00/00 |      |      %  |
|            | 000000 | 00/00 |      |      %  |
|            |        | 00/00 |      |         |
|------------+--------+-------+------+---------|
|0000004575  | 06.500 |  06   |      |09.500%  |
|            |  1.500 |  06   |      |    0.00 |
|    1       | 07.000 | 00/00 |      |      %  |
|            | 000000 | 00/00 |      |      %  |
|            |        | 00/00 |      |         |
|------------+--------+-------+------+---------|
|0000004578  | 06.550 |  06   |      |07.550%  |
|            |  1.500 |  06   |      |    0.00 |
|    3       | 07.000 | 00/00 |      |      %  |
|            | 000000 | 00/00 |      |      %  |
|            |        | 00/00 |      |         |
|------------+--------+-------+------+---------|
|0000004611  | 07.500 |  06   |      |09.950%  |

|            |3926 VIA DIEGO  , SANTA BARBARA, |     699.11 |12/96   |       0.00 |  P  |      |      | 1.500 | 06  |     |   0.00 |

|    3       |            ,  CA,  93110,       |  80,000.00 |11/26   | 061.54%    |  Re |      |      |07.000 |00/00|     |    %   |

|            |00000000000                      |  80,000.00 |  /  /  |       %    |2    |      |      |000000 |00/00|     |    %   |

|            |30LIB26M  /          /           |   /        |  360   |            |     |  N   |      |       |00/00|     |        |

|------------+---------------------------------+------------+--------+------------+-----+------+------+-------+-----+-----+--------|

|0000004621  |MCGOWAN                          |   09.250%  |  /  /  |  55,000.00 |One  |  1   |      |07.600| 06   |     |09.250% |

|            |TOWNSHIP RD 5  , HAMDEN, OH  456 |     339.36 |12/96   |       0.00 |  P  |      |      | 1.500| 06   |     |   0.00 |

|    1       |            ,  OH,  45638,       |  41,250.00 |11/26   | 075.00%    |  Re |      |      |07.000|00/00 |     |    %   |

|            |00000000000                      |  41,250.00 |  /  /  |       %    |2    |      |      |000000|00/00 |     |    %   |

|            |30LIB6M   /          /           |   /        |  360   |            |     |  N   |      |      |00/00 |     |        |

|------------+---------------------------------+------------+--------+------------+-----+------+------+------+------+-----+--------|

|0000004778  |WIGGINS                          |   09.950%  |  /  /  |  70,000.00 |One  |  1   |      |06.500| 06   |     |09.950% |

|            |108 E. LAMARTINE STREET, M T VER |     432.75 |12/96   |  88,000.00 |  P  |      |      | 1.500| 06   |     |    0.00|

|    1       |            ,  OH,  43050,       |  49,520.00 |11/26   | 070.74%    |  Pu |      |      |07.000|00/00 |     |      % |

|            |00000000000                      |  49,520.00 |  /  /  |       %    |     |      |      |000000|00/00 |     |      % |

|            |30LIB6M   /          /           |   /        |  360   |            |     |  N   |      |      |00/00 |     |        |

|____________|_________________________________|____________|________|____________|_____|______|______|______|______|_____|________|


Salomon Brothers Inc
01/22/97      /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd  Page  3

----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000004835 |RAILEY                          |     08.950% |  /  /  |   175,000.00|One  |  1  |      |00.000| 00  |    | 08.950% |
|           |3740 ROARING FORK DRIVE, PINETOP|       760.98|12/96   |         0.00|  S  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  AZ,  85935,      |    95,000.00|11/26   |   054.29%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    95,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005001 |SAUER                           |     08.500% |  /  /  |    77,000.00|One  |  1  |      |07.750| 06  |    | 08.500% |
|           |495 PAISLEY AVENUE, HEMET, CA  9|       444.05|12/96   |         0.00|  I  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  92543,      |    57,750.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    57,750.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005095 |PRESTON                         |     12.250% |  /  /  |   117,000.00|One  |  2  |      |00.000| 00  |    | 12.250% |
|           |9047 SOUTH EUCLID  , CHICAGO, IL|       182.45|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  IL,  60617,      |    15,000.00|11/11   |   070.94%   |  Re |     |      |07.000|00/00|    |       % |
|           |00068000.00                     |    15,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005096 |WILEY                           |     09.000% |  /  /  |   115,000.00|One  |  1  |      |07.950| 06  |    | 09.000% |
|           |1122 S. CHASE  , WHEATON, IL  60|       345.99|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  60187,      |    43,000.00|11/26   |   037.39%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    43,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005142 |CRAYTON                         |     05.950% |  /  /  |   147,000.00|One  |  1  |      |07.950| 06  |    | 05.950% |
|           |4525 2ND AVENUE, LOS ANGELES, CA|       745.13|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  90043,      |   124,950.00|11/26   |   085.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   124,950.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005169 |CASTREJON                       |     07.500% |  /  /  |   140,000.00|One  |  1  |      |05.500| 06  |    | 07.500% |

|           |2271 POPLAR AVENUE, EAST PALO AL|       734.18|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  94303,      |   105,000.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   105,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005335 |RANDALL                         |     11.375% |  /  /  |   116,000.00|One  |  1  |      |07.750| 06  |    | 11.375% |
|           |6370 WILDFLOWER COURT, PLACERVIL|       796.39|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  95667,      |    81,200.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    81,200.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005382 |RAMOS                           |     12.000% |  /  /  |   142,500.00|One  |  2  |      |00.000| 00  |    | 12.000% |
|           |16702 NORTHAM STREET, LA PUENTE,|       132.02|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  91744,      |    11,000.00|11/11   |   061.40%   |  Re |     |      |07.000|00/00|    |       % |
|           |00076500.00                     |    11,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97     /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd    Page 4

--------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |          NAME                  | CURRENT RATE  | ORIG  DT |APPRAISAL AMT| PRPTY | 2ndCD | DELNQ1 | MARGIN | i CHG|
| BRANCH/INV|      STREET ADDRESS            | CURRENT P&I   | 1STPMTDT | SALES PRICE | OCCUP | BALLN | DELNQ2 | PERCAP | p CHG|
| DOCUMENTS |  CITY, STATE, ZIP, COUNTY      | ORIG BALANCE  | MAT   DT |  ORIG LTV   | LPURP | PARTF | #30+YR | LFECAP | iCHDT|
|   POOL    |      SeniorLienAmt             | CURR BALANCE  | PAIDTODT |  CURR LTV   | LTYPE | PART% | FORECL | LFE FL | pCHDT|
| GroupName | Prod Type /     /              | PMT PER/RTERM | ORIG TRM |  PMI CODE   | #UNIT | CNVT  | SVSFEE | PAYCAP | 1stDT|
|===========|=============================== |============== |========= |=============|=======|=======|========|========|======|
|0000005472 |MOORE                           |     08.250%   |  /  /    | 123,000.00  | One   |   1   |        |00.000  | 00   |
|           |2001 W REEVE STREET, COMPTON, CA|       693.05  |12/96     |       0.00  |  P    |       |        | 1.500  | 00   |
|    1      |            ,  CA,  90220,      |    92,250.00  |11/26     | 075.00%     |  Re   |       |        |07.000  |00/00 |
|           |00000000000                     |    92,250.00  |  /  /    |       %     |1      |       |        |000000  |00/00 |
|           |30FIX      /      /             |     /         |  360     |             |       |   N   |        |        |00/00 |
|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005477 |KROGH                           |     11.100%   |  /  /    |  90,000.00  | One   |   1   |        |07.950  | 06   |
|           |828 LEXINGTON CIRCLE, HANOVER PA|       518.34  |12/96     |       0.00  |  P    |       |        | 1.500  | 06   |
|    3      |            ,  IL,  60103,      |    54,000.00  |11/26     | 060.00%     |  Re   |       |        |07.000  |00/00 |
|           |00000000000                     |    54,000.00  |  /  /    |       %     |2      |       |        |000000  |00/00 |
|           |30LIB6M    /      /             |     /         |  360     |             |       |   N   |        |        |00/00 |
|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005496 |MARTINEZ                        |     12.500%   |  /  /    | 130,000.00  | One   |   2   |        |00.000  | 00   |
|           |11143 EL DORADO AVENUE, PACOIMA,|       278.55  |12/96     |       0.00  |  I    |       |        | 1.500  | 00   |
|    1      |            ,  CA,  91331,      |    22,600.00  |11/11     | 069.99%     |  Re   |       |        |07.000  |00/00 |
|           |00068381.00                     |    22,600.00  |  /  /    |       %     |2      |       |        |000000  |00/00 |
|           |15FIX      /      /             |     /         |  180     |             |       |   N   |        |        |00/00 |
|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005526 |MICCO                           |     09.000%   |  /  /    | 138,000.00  | One   |   1   |        |07.950  | 06   |
|           |580 WEST 12TH STREET, SAN PEDRO |       721.75  |12/96     |       0.00  |  P    |       |        | 1.500  | 06   |
|    1      |            ,  CA,  90731,      |    89,700.00  |11/26     | 065.00%     |  Re   |       |        |07.000  |00/00 |
|           |00000000000                     |    89,700.00  |  /  /    |       %     |1      |       |        |000000  |00/00 |
|           |30LIB6M    /      /             |     /         |  360     |             |       |   N   |        |        |00/00 |

|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005556 |CROSS                           |     08.550%   |  /  /    | 322,000.00  | One   |   1   |        |06.950  | 06   |
|           |3726 HILLSDALE COURT, SANTA CLAR|     1,989.86  |12/96     |       0.00  |  P    |       |        | 1.500  | 06   |
|    1      |            ,  CA,  95051,      |   257,600.00  |11/26     | 080.00%     |  Re   |       |        |07.000  |00/00 |
|           |00000000000                     |   257,600.00  |  /  /    |       %     |1      |       |        |000000  |00/00 |
|           |30LIB26M   /      /             |     /         |  360     |             |       |   N   |        |        |00/00 |

|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005568 |MORTE                           |     09.300%   |  /  /    | 160,000.00  | One   |   1   |        |07.500  | 06   |
|           |5949 CRESTMONT AVENUE, LIVERMORE|     1,057.67  |12/96     | 160,000.00  |  P    |       |        | 1.500  | 06   |
|    1      |            ,  CA,  94550,      |   128,000.00  |11/26     | 080.00%     |  Pu   |       |        |07.000  |00/00 |
|           |00000000000                     |   128,000.00  |  /  /    |       %     |       |       |        |000000  |00/00 |
|           |30LIB6M   /          /          |     /         |  360     |             |       |   N   |        |        |00/00 |

|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005612 |LAGAZO                          |     09.750%   |  /  /    | 170,000.00  | One   |   1   |        |07.500  | 06   |
|           |1632 WEST WILSHIRE AVENUE, SANTA|     1,095.43  |12/96     |       0.00  |  I    |       |        | 1.500  | 06   |
|    2      |            ,  CA,  92704,      |   127,500.00  |11/26     | 075.00%     |  Re   |       |        |07.000  |00/00 |
|           |00000000000                     |   127,500.00  |  /  /    |       %     |1      |       |        |000000  |00/00 |
|           |30LIB6M   /          /          |     /         |  360     |             |       |   N   |        |        |00/00 |
|-----------+--------------------------------+---------------+----------+-------------+-------+-------+--------+--------+------+
|0000005613 |LAGAZO                          |     09.750%   |  /  /    | 188,000.00  | One   |   1   |        |07.500  | 06   |
|           |903 SOUTH HARMON STREET, SANTA A|     1,211.41  |12/96     |       0.00  |  I    |       |        | 1.500  | 06   |
|    2      |            ,  CA,  92704,      |   141,000.00  |11/26     | 075.00%     |  Re   |       |        |07.000  |00/00 |
|           |00000000000                     |   141,000.00  |  /  /    |       %     |1      |       |        |000000  |00/00 |
|           |30LIB6M   /          /          |     /         |  360     |             |       |   N   |        |        |00/00 |
|___________|________________________________|_______________|__________|_____________|_______|_______|________|________|______|

---------------------------------
| LN NUMBER |  PLAN   | O RATE  |
| BRANCH/INV|  INDX   | O P&I   |
| DOCUMENTS |  ADJC   | O INDEX |
|   POOL    |  NGAM   | NEGAM % |
| GroupName |  RNDC   | RND FTR |
|===========|=========|=========|
|0000005472 |         | 08.250% |
|           |         |     0.00|
|    1      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005477 |         | 11.100% |
|           |         |     0.00|
|    3      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005496 |         | 12.500% |
|           |         |     0.00|
|    1      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005526 |         | 09.000% |
|           |         |     0.00|
|    1      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005556 |         | 08.550% |
|           |         |     0.00|
|    1      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005568 |         | 09.300% |
|           |         |     0.00|
|    1      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005612 |         | 09.750% |
|           |         |     0.00|
|    2      |         |       % |
|           |         |       % |
|           |         |         |
|-----------+---------+---------+
|0000005613 |         | 09.750% |
|           |         |     0.00|
|    2      |         |       % |
|           |         |       % |
|           |         |         |
|___________|_________+_________+

Financial Printing Group Salomon Brothers Inc
01/22/97                           /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd                                Page   5


----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000005661 |CROWDER                         |     07.950% |  /  /  |   170,000.00|One  |  1  |      |06.950| 06  |    | 07.950% |
|           |1731 BLAKE STREET, BERKELEY, CA |     1,004.14|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  94703,      |   137,500.00|11/26   |   080.88%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   137,500.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005805 |RAY                             |     10.950% |  /  /  |    70,000.00|One  |  1  |      |00.000| 00  |    | 10.950% |
|           |770 SOUTH COCHISE AVENUE, WILLCO|       272.04|12/96   |         0.00|  S  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  AZ,  85643,      |    24,000.00|11/11   |   034.29%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    24,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005819 |DUNCAN                          |     11.000% |  /  /  |   129,000.00|One  |  1  |      |00.000| 00  |    | 11.000% |
|           |8513 EAST TURNEY AVENUE, SCOTTSD|       982.80|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  AZ,  85251,      |   103,200.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   103,200.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005859 |BUTTSTADT                       |     09.000% |  /  /  |   195,000.00|One  |  1  |      |07.950| 06  |    | 09.000% |
|           |706 OLD HUNT ROAD, FOX RIVER GRO|     1,098.31|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  60021,      |   136,500.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   136,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005955 |MCCUIN                          |     08.900% |  /  /  |   104,000.00|One  |  1  |      |07.500| 06  |    | 08.900% |
|           |1141 WEST CULVER STREET, PHOENIX|       622.01|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  AZ,  85007,      |    78,000.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    78,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005977 |SHIELDS                         |     09.950% |  /  /  |    97,000.00|One  |  1  |      |06.500| 06  |    | 09.950% |

|           |1823 S. 13TH AVENUE, MAYWOOD, IL|       576.77|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  60153,      |    66,000.00|11/26   |   068.04%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    66,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000005995 |THOMPSON                        |     11.450% |  /  /  |    48,500.00|One  |  1  |      |00.000| 00  |    | 11.450% |
|           |342 HARRISON STREET, GARY, IN  4|       276.22|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  IN,  46402,      |    28,000.00|11/26   |   057.73%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    28,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006011 |HANSEN                          |     10.250% |  /  /  |   100,000.00|One  |  1  |      |07.450| 06  |    | 10.250% |
|           |1017 6TH STREET, OREGON CITY, OR|       582.47|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  OR,  97045,      |    65,000.00|11/26   |   065.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    65,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97                                /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd                            Page  6


----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006027 |HOLSKEY                         |     11.500% |  /  /  |    57,000.00|One  |  1  |      |07.950| 06  |    | 11.500% |
|           |128 FIFTH STREET, WARSAW, OH  43|       423.35|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  OH,  43844,      |    42,750.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    42,750.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006039 |FRIERSON                        |     10.750% |  /  /  |    41,500.00|One  |  1  |      |00.000| 00  |    | 10.750% |
|           |544 MONROE STREET, GARY, IN  464|       270.71|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  IN,  46403,      |    29,000.00|11/26   |   069.88%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    29,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006047 |ELLIOTT                         |     10.700% |  /  /  |   130,000.00|One  |  1  |      |07.450| 06  |    | 10.700% |
|           |280 MACDONALD STREET, PASADENA, |       794.92|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    2      |            ,  CA,  91103,      |    85,500.00|11/26   |   065.77%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    85,500.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006055 |GILARDI                         |     10.450% |  /  /  |   250,000.00|One  |  1  |      |07.000| 06  |    | 10.450% |
|           |25821 3RD AVENUE, LOS MOLINOS, C|     1,578.32|12/96   |   247,500.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  96055,      |   173,250.00|11/26   |   069.30%   |  Pu |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   173,250.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006056 |BARR                            |     09.500% |  /  /  |    71,000.00|One  |  1  |      |00.000| 00  |    | 09.500% |
|           |1806 EUREKA STREET, MODESTO, CA |       327.94|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  95358,      |    39,000.00|11/26   |   054.93%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    39,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006065 |OGDEN                           |     09.990% |  /  /  |   205,000.00|One  |  1  |      |00.000| 00  |    | 09.990% |

|           |600 MCLAUGHLIN STREET, RICHMOND,|     1,039.05|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  94805,      |   118,500.00|11/26   |   057.80%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   118,500.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006082 |ROBINSON                        |     11.500% |  /  /  |    84,000.00|One  |  1  |      |07.950| 06  |    | 11.500% |
|           |405 N. LECLAIRE  , CHICAGO, IL  |       540.70|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  60644,      |    54,600.00|11/26   |   065.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    54,600.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006084 |SANTOS                          |     10.500% |  /  /  |    98,000.00|One  |  1  |      |07.950| 06  |    | 10.500% |
|           |5520 W. CORTEZ STREET, CHICAGO, |       503.11|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  60651,      |    55,000.00|11/26   |   056.12%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    55,000.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97      /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd  Page  7

----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006111 |MORROW                          |     12.000% |  /  /  |    29,000.00|One  |  1  |      |07.950| 06  |    | 12.000% |
|           |422 SAGER STREET, DANVILLE, IL  |       193.90|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  61832,      |    18,850.00|11/26   |   065.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    18,850.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006113 |VARGAS                          |     09.500% |  /  /  |    94,000.00|One  |  1  |      |07.950| 06  |    | 09.500% |
|           |5705 MILNER WAY, SACRAMENTO, CA |       546.56|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  95822,      |    65,000.00|11/26   |   069.15%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    65,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006115 |GIVENS                          |     08.950% |  /  /  |   180,000.00|One  |  2  |      |07.950| 06  |    | 08.950% |
|           |3700 LUNDHOLM AVENUE, OAKLAND, C|       365.59|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    2      |            ,  CA,  94605,      |    36,150.00|11/11   |   077.26%   |  Re |     |      |07.000|00/00|    |       % |
|           |00102915.00                     |    36,150.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |15LIB6M   /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006134 |LINNE                           |     11.250% |  /  /  |   100,000.00|One  |  2  |      |00.000| 00  |    | 11.250% |
|           |12831 W. GLEN FLORA AVENUE, WAUK|       115.24|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  IL,  60085,      |    10,000.00|11/11   |   062.50%   |  Re |     |      |07.000|00/00|    |       % |
|           |00052500.00                     |    10,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006144 |TINDLE                          |     12.000% |  /  /  |   126,000.00|One  |  1  |      |00.000| 00  |    | 12.000% |
|           |10602 E. 241 TERRACE, PECULIAR, |       660.10|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  MO,  64078,      |    55,000.00|11/11   |   043.65%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    55,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006159 |VALENCIA                        |     08.900% |  /  /  |    95,000.00|One  |  1  |      |07.950| 06  |    | 08.900% |

|           |2821 WEST SAINT TROPAZ AVENUE, T|       598.08|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  AZ,  85713,      |    75,000.00|11/26   |   078.95%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    75,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006163 |SHUBIN                          |     08.750% |  /  /  |   143,000.00|One  |  1  |      |00.000| 00  |    | 08.750% |
|           |6241 HELIOTROPE AVENUE, BELL, CA|       637.23|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  90201,      |    81,000.00|11/26   |   056.64%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    81,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006166 |WRIGHT                          |     11.500% |  /  /  |   230,000.00|One  |  2  |      |00.000| 00  |    | 11.500% |
|           |25597 TABLE MEADOW ROAD, AUBURN,|       730.12|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    2      |            ,  CA,  95602,      |    62,500.00|11/11   |   083.70%   |  Re |     |      |07.000|00/00|    |       % |
|           |00130000.00                     |    62,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97    /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd     Page 8

----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006167 |BUTLER                          |     10.750% |  /  /  |   140,000.00|One  |  1  |      |00.000| 00  |    | 10.750% |
|           |13780 MANZANITA WAY, PIONEER, CA|       872.23|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  95666,      |    93,438.00|11/26   |   066.74%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    93,438.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006228 |RAY                             |     10.750% |  /  /  |    72,000.00|One  |  1  |      |00.000| 00  |    | 10.750% |
|           |7564 EAST 29TH STREET, TUCSON, A|       522.75|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  AZ,  85710,      |    56,000.00|11/26   |   077.78%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    56,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006230 |PACE                            |     10.650% |  /  /  |   261,000.00|One  |  1  |      |00.000| 00  |    | 10.650% |
|           |211 NORTH AVENIDA ALIPAZ  , WALN|     1,812.60|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    2      |            ,  CA,  91789,      |   195,750.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   195,750.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006247 |CISNEROS                        |     09.800% |  /  /  |   112,000.00|One  |  1  |      |00.000| 00  |    | 09.800% |
|           |10322 CROESUS AVENUE, LOS ANGELE|       724.78|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  90002,      |    84,000.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    84,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006269 |ROGERS                          |     10.500% |  /  /  |   226,000.00|One  |  2  |      |00.000| 00  |    | 10.500% |
|           |14535 W BRUNS ROAD, MANHATTAN, I|       519.54|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  IL,  60442,      |    47,000.00|11/11   |   045.13%   |  Re |     |      |07.000|00/00|    |       % |
|           |00055000.00                     |    47,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006275 |BUCKLEY                         |     11.250% |  /  /  |   307,000.00|2-4 U|  1  |      |07.700| 06  |    | 11.250% |

|           |1825-1827 1/2 PEARL STREET, SANT|     2,087.25|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    2      |            ,  CA,  90405,      |   214,900.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   214,900.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006285 |CORTINAS                        |     09.750% |  /  /  |   275,000.00|One  |  1  |      |07.950| 06  |    | 09.750% |
|           |579 MARIPOSA AVENUE, MOUNTAIN VI|     1,204.97|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  94041,      |   140,250.00|11/26   |   051.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   140,250.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006295 |MACBRIDE                        |     09.050% |  /  /  |   610,000.00|2-4 U|  1  |      |07.350| 06  |    | 09.050% |
|           |3761 N KENMORE AVENUE, CHICAGO, |     3,071.25|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  60613,      |   380,000.00|11/26   |   062.30%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   380,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97      /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd  Page  9

----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006318 |GUERRA                          |     11.000% |  /  /  |    81,500.00|One  |  1  |      |00.000| 00  |    | 11.000% |
|           |158 NORTH SMITH AVENUE, DINUBA, |       380.93|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  93618,      |    40,000.00|11/26   |   049.08%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    40,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006319 |SULLIVAN                        |     12.750% |  /  /  |    27,000.00|One  |  1  |      |07.950| 06  |    | 12.750% |
|           |932 E. CURTIS AVENUE, DECATUR, I|       176.59|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  62526,      |    16,250.00|11/26   |   060.19%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    16,250.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006322 |CIURUS                          |     11.700% |  /  /  |   158,000.00|One  |  1  |      |07.950| 06  |    | 11.700% |
|           |506 BROOKWOOD  , MCHENRY, IL  60|     1,112.18|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  60050,      |   110,600.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   110,600.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006324 |FOERSCHLER                      |     10.250% |  /  /  |    73,500.00|One  |  1  |      |06.950| 06  |    | 10.250% |
|           |2101 NORTH LEXINGTON  , HARRISON|       559.62|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  MO,  64701,      |    62,450.00|11/26   |   084.97%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    62,450.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006364 |WEBB                            |     08.860% |  /  /  |    93,500.00|One  |  1  |      |00.000| 00  |    | 08.860% |
|           |2009 W STONECREEK DRIVE, SALT LA|       594.34|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  UT,  84119,      |    74,800.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    74,800.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006385 |KIRKMAN                         |     07.700% |  /  /  |   118,000.00|One  |  1  |      |06.500| 06  |    | 07.700% |

|           |460 CASANOVA AVENUE, MONTEREY, C|       534.73|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  93940,      |    75,000.00|11/26   |   063.56%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    75,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006390 |LEMING                          |     12.250% |  /  /  |    25,000.00|One  |  1  |      |07.950| 06  |    | 12.250% |
|           |1950 N. CHURCH  , DECATUR, IL  6|       157.19|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  62526,      |    15,000.00|11/26   |   060.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    15,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006403 |GUNN                            |     13.000% |  /  /  |   235,000.00|One  |  1  |      |00.000| 00  |    | 13.000% |
|           |568 MARTIN STREET, OAKLAND, CA  |     1,603.99|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  94609,      |   145,000.00|11/26   |   061.70%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   145,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97                                /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd                           Page  10


----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006408 |SHAFFER                         |     10.750% |  /  /  |    97,000.00|One  |  1  |      |07.500| 06  |    | 10.750% |
|           |29 KATHY COURT, BLUE MOUND, IL  |       724.39|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  62513,      |    77,600.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    77,600.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006413 |PUPKA                           |     09.500% |  /  /  |   160,000.00|One  |  1  |      |00.000| 00  |    | 09.500% |
|           |10781 BLAKE STREET, GARDEN GROVE|       941.76|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  92843,      |   112,000.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   112,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006447 |OWEN                            |     10.250% |  /  /  |    82,000.00|One  |  1  |      |00.000| 00  |    | 10.250% |
|           |780 NORTH VALERIA DRIVE, LAYTON,|       537.67|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  UT,  84041,      |    60,000.00|11/26   |   073.17%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    60,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006474 |MAKRIS                          |     09.950% |  /  /  |    87,000.00|One  |  1  |      |07.500| 06  |    | 09.950% |
|           |4140 ELM AVENUE, LYONS, IL  6053|       570.21|12/96   |    87,000.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  60534,      |    65,250.00|11/26   |   075.00%   |  Pu |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    65,250.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006513 |SEIDEL                          |     09.950% |  /  /  |    75,000.00|One  |  1  |      |05.750| 06  |    | 09.950% |
|           |1023 AMHERST DRIVE, MARION, OH  |       589.87|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  OH,  43302,      |    67,500.00|11/26   |   090.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    67,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006514 |STADTMILLER                     |     08.200% |  /  /  |    83,000.00|One  |  1  |      |06.950| 06  |    | 08.200% |

|           |309 RETREAT STREET, BELLEVUE, KY|       496.51|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  KY,  41073,      |    66,400.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    66,400.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006519 |ELDREDGE                        |     09.750% |  /  /  |    67,000.00|One  |  1  |      |00.000| 00  |    | 09.750% |
|           |6938 WEST TAYLOR STREET, PHOENIX|       489.29|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  AZ,  85043,      |    56,950.00|11/26   |   085.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    56,950.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006538 |REDDIG                          |     10.250% |  /  /  |    45,000.00|One  |  1  |      |06.750| 06  |    | 10.250% |
|           |409 SOUTH MONROE  , KANSAS CITY,|       286.12|12/96   |         0.00|  I  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  MO,  64124,      |    26,250.00|11/11   |   058.33%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    26,250.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15LIB6M   /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97                                /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd                           Page  11


----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006539 |THOMAS                          |     12.350% |  /  /  |    75,000.00|One  |  1  |      |07.950| 06  |    | 12.350% |
|           |7211 S. PEORIA STREET, CHICAGO, |       554.21|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  60621,      |    52,500.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    52,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006554 |SKATEZE                         |     13.250% |  /  /  |    82,000.00|One  |  1  |      |07.950| 06  |    | 13.250% |
|           |140 N. VINE STREET, MT GILEAD, O|       667.03|12/96   |    79,000.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  OH,  43338,      |    59,250.00|11/26   |   072.26%   |  Pu |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    59,250.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006555 |PRICE                           |     13.250% |  /  /  |    40,000.00|One  |  1  |      |00.000| 00  |    | 13.250% |
|           |1100 CHEROKEE  , LEAVENWORTH, KS|       298.33|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  KS,  66048,      |    26,500.00|11/26   |   066.25%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    26,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006569 |SCHWARTZ                        |     13.950% |  /  /  |    70,000.00|One  |  1  |      |00.000| 00  |    | 13.950% |
|           |6714 WINCHESTER  , KANSAS CITY, |       586.92|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  MO,  64133,      |    49,700.00|11/26   |   071.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    49,700.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006576 |POTCHYNOK                       |     10.250% |  /  /  |   185,000.00|One  |  1  |      |07.950| 06  |    | 10.250% |
|           |211 WATERBURY  , LAKE VILLA, IL |       761.69|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  IL,  60046,      |    85,000.00|11/26   |   045.95%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    85,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006607 |EYRAUD                          |     10.450% |  /  /  |   475,000.00|One  |  1  |      |00.000| 00  |    | 10.450% |

|           |109 WEST PALM DRIVE, ARCADIA, CA|     2,277.51|12/96   |         0.00|  I  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  91007,      |   250,000.00|11/26   |   052.63%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   250,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006614 |SWENSON                         |     06.990% |  /  /  |   355,000.00|One  |  1  |      |05.990| 06  |    | 06.990% |
|           |1751 EL CODO WAY, SAN JOSE, CA  |     1,329.27|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  95124,      |   200,000.00|11/26   |   056.34%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   200,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006616 |BROWN                           |     12.950% |  /  /  |    64,000.00|One  |  1  |      |00.000| 00  |    | 12.950% |
|           |659 S RICHARDSON AVENUE, COLUMBU|       564.38|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  OH,  43204,      |    51,200.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    51,200.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97    /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd   Page  12

----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006621 |JACKSON                         |     11.850% |  /  /  |   100,000.00|One  |  1  |      |07.950| 06  |    | 11.850% |
|           |1792 5TH STREET, WHITE BEAR LAKE|       610.25|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  MN,  55110,      |    60,000.00|11/26   |   060.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    60,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006622 |PERRINO                         |     11.850% |  /  /  |   238,500.00|One  |  1  |      |07.950| 06  |    | 11.850% |
|           |1302 SUFFIELD DRIVE, ARLINGTON H|     1,576.48|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  60004,      |   155,000.00|11/26   |   064.99%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   155,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006629 |GREEN                           |     09.500% |  /  /  |   165,000.00|One  |  1  |      |07.250| 06  |    | 09.500% |
|           |833 EAST RADBARD STREET, CARSON,|     1,109.93|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    2      |            ,  CA,  90746,      |   132,000.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   132,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006671 |HALAJIAN                        |     10.500% |  /  /  |   150,000.00|One  |  1  |      |00.000| 00  |    | 10.500% |
|           |13835 KAMLOOPS STREET, ARLETA AR|       960.48|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  91331,      |   105,000.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   105,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006675 |PALUSKA                         |     12.000% |  /  /  |    95,000.00|One  |  1  |      |07.950| 06  |    | 12.000% |
|           |208 E. HOLLAND  , WASHINGTON, IL|       635.17|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  61671,      |    61,750.00|11/26   |   065.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    61,750.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006682 |POWE                            |     10.550% |  /  /  |   100,000.00|Condo|  1  |      |07.100| 06  |    | 10.550% |

|           |2754 EAST COURT, RICHMOND, CA  9|       597.94|12/96   |    93,000.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  94806,      |    65,100.00|11/26   |   065.10%   |  Pu |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    65,100.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006693 |PEGUES                          |     09.990% |  /  /  |   150,000.00|One  |  1  |      |00.000| 00  |    | 09.990% |
|           |3785 WEBSTER STREET, OAKLAND, CA|     1,052.20|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  94609,      |   120,000.00|11/26   |   080.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   120,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006697 |BLAND                           |     08.500% |  /  /  |   135,000.00|One  |  1  |      |07.000| 06  |    | 08.500% |
|           |5025 ROSCREA AVENUE, SAN DIEGO, |       426.75|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  92117,      |    55,500.00|11/26   |   041.11%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    55,500.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97                                /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd                           Page  13


----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006738 |MOLINA                          |     09.500% |  /  /  |   170,000.00|One  |  2  |      |00.000| 00  |    | 09.500% |
|           |9454 AERO DRIVE, PICO RIVERA, CA|       214.07|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  90660,      |    20,500.00|11/11   |   079.29%   |  Re |     |      |07.000|00/00|    |       % |
|           |00114290.00                     |    20,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |15FIX     /          /          |     /       |  180   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006775 |RALSTON                         |     09.000% |  /  /  |   233,000.00|One  |  1  |      |00.000| 00  |    | 09.000% |
|           |1160 NORTH RICHMAN AVENUE, FULLE|     1,311.54|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    3      |            ,  CA,  92635,      |   163,000.00|11/26   |   069.96%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   163,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006850 |BROWN                           |     08.990% |  /  /  |   125,000.00|One  |  1  |      |05.950| 06  |    | 08.990% |
|           |18736 W 59TH DRIVE, GOLDEN, CO  |       653.18|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CO,  80403,      |    81,250.00|11/26   |   065.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    81,250.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006871 |JOHNSON                         |     11.750% |  /  /  |   156,000.00|One  |  1  |      |07.950| 06  |    | 11.750% |
|           |4620 ASPEN DRIVE, HAMILTON, OH  |       787.34|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  OH,  45011,      |    78,000.00|11/26   |   050.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    78,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006872 |MASON                           |     09.250% |  /  /  |    65,000.00|One  |  1  |      |06.000| 06  |    | 09.250% |
|           |1061 GRAYVIEW COURT, CINCINNATI,|       374.32|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  OH,  45224,      |    45,500.00|11/26   |   070.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    45,500.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006894 |ARNOLD                          |     09.250% |  /  /  |   175,000.00|One  |  1  |      |00.000| 00  |    | 09.250% |

|           |1426 TETON DRIVE, EL CAJON, CA  |     1,077.71|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  92021,      |   131,000.00|11/26   |   074.86%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   131,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006941 |MOWER                           |     09.750% |  /  /  |    97,000.00|One  |  1  |      |06.950| 06  |    | 09.750% |
|           |755 WEST GENESEE AVENUE, SALT LA|       618.60|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  UT,  84104,      |    72,000.00|11/26   |   074.23%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    72,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006948 |OWEN                            |     08.990% |  /  /  |   260,000.00|One  |  1  |      |00.000| 00  |    | 08.990% |
|           |767 NORTH REDWOOD AVENUE, SAN JO|       635.09|12/96   |         0.00|  P  |     |      | 1.500| 00  |    |     0.00|
|    1      |            ,  CA,  95128,      |    79,000.00|11/26   |   030.38%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    79,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30FIX     /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|___________|________________________________|_____________|________|_____________|_____|_____|______|______|_____|____|_________|

Salomon Brothers Inc
01/22/97                                /mortgage27/d_new.cent.ca/d_repo.1101/data.cmv.remain.upd                          Page   14


----------------------------------------------------------------------------------------------------------------------------------
| LN NUMBER |              NAME              |CURRENT RATE |ORIG  DT|APPRAISAL AMT|PRPTY|2ndCD|DELNQ1|MARGIN|i CHG|PLAN| O RATE  |
| BRANCH/INV|         STREET ADDRESS         |CURRENT P&I  |1STPMTDT| SALES PRICE |OCCUP|BALLN|DELNQ2|PERCAP|p CHG|INDX| O P&I   |
| DOCUMENTS |    CITY, STATE, ZIP, COUNTY    |ORIG BALANCE |MAT   DT|  ORIG LTV   |LPURP|PARTF|#30+YR|LFECAP|iCHDT|ADJC| O INDEX |
|   POOL    |         SeniorLienAmt          |CURR BALANCE |PAIDTODT|  CURR LTV   |LTYPE|PART%|FORECL|LFE FL|pCHDT|NGAM| NEGAM % |
| GroupName |Prod Type /     /               |PMT PER/RTERM|ORIG TRM|  PMI CODE   |#UNIT|CNVT |SVSFEE|PAYCAP|1stDT|RNDC| RND FTR |
|===========|================================|=============|========|=============|=====|=====|======|======|=====|====|=========|
|0000006952 |DOLEZAL                         |     09.200% |  /  /  |   220,000.00|Condo|  1  |      |06.200| 06  |    | 09.200% |
|           |1690 SEACOAST DRIVE,C IMPERIAL B|     1,441.54|12/96   |   220,000.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  91932,      |   176,000.00|11/26   |   080.00%   |  Pu |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   176,000.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000006977 |HYER                            |     08.600% |  /  /  |   116,000.00|One  |  1  |      |07.500| 06  |    | 08.600% |
|           |40779 STETSON AVENUE, HEMET AREA|       675.14|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  92544,      |    87,000.00|11/26   |   075.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    87,000.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000007007 |GILARDI                         |     11.600% |  /  /  |   155,000.00|2-4 U|  1  |      |07.500| 06  |    | 11.600% |
|           |1155 DELPHINIUM STREET, RED BLUF|     1,005.42|12/96   |         0.00|  I  |     |      | 1.500| 06  |    |     0.00|
|    3      |            ,  CA,  96080,      |   100,750.00|11/26   |   065.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   100,750.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000007050 |CARD                            |     08.950% |  /  /  |    83,000.00|One  |  1  |      |07.000| 06  |    | 08.950% |
|           |200 NORTH EVANSLAWN AVENUE, AURO|       485.83|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  IL,  60506,      |    60,650.00|11/26   |   073.07%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    60,650.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000007117 |MOOREHEAD                       |     12.850% |  /  /  |   172,000.00|2-4 U|  1  |      |07.950| 06  |    | 12.850% |
|           |4243 WEST 101ST STREET, INGLEWOO|     1,291.50|12/96   |         0.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CA,  90304,      |   118,000.00|11/26   |   068.60%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |   118,000.00|  /  /  |         %   |1    |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000007173 |TAYLOR                          |     10.950% |  /  /  |    79,500.00|One  |  1  |      |07.950| 06  |    | 10.950% |

|           |2123 MT. WERNER COURT  , COLORAD|       377.05|12/96   |         0.00|  I  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  CO,  80906,      |    39,750.00|11/26   |   050.00%   |  Re |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    39,750.00|  /  /  |         %   |2    |     |      |000000|00/00|    |       % |
|           |30LIB6M   /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|0000007280 |SEIDMAN                         |     10.750% |  /  /  |    85,000.00|One  |  1  |      |07.500| 06  |    | 10.750% |
|           |5010 LAGUNA ROAD, TROTWOOD, OH  |       476.08|12/96   |   103,000.00|  P  |     |      | 1.500| 06  |    |     0.00|
|    1      |            ,  OH,  45426,      |    51,000.00|11/26   |   060.00%   |  Pu |     |      |07.000|00/00|    |       % |
|           |00000000000                     |    51,000.00|  /  /  |         %   |     |     |      |000000|00/00|    |       % |
|           |30LIB26M  /          /          |     /       |  360   |             |     |  N  |      |      |00/00|    |         |
|-----------+--------------------------------+-------------+--------+-------------+-----+-----+------+------+-----+----+---------|
|  111 Loans                                       9.9105%  00/00/00                                   4.892              9.910% |
|                                                 85,785.10 12/96                                      1.500                     |
|                                              9,753,558.00 05/26        68.947%                      07.000 00/00        0.000% |
|                                              9,753,558.00 00/00/00      0.000%                       0.000 00/00               |
|                                                  00.000     354                              0.0000  0.000                     |
|________________________________________________________________________________________________________________________________|